EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE

Marlborough, Mass. -- March 2, 2007 (BUSINESS WIRE) -- ThinkEngine Networks, Inc. (AMEX: THN), today reported results for its fourth quarter and year ended December 31, 2006.

Revenue for the fourth quarter and year ended December 31, 2006 was $2.7 million and $9.6 million, respectively, compared to $4.0 million and $7.8 million, respectively, for the three and twelve-month periods ended December 31, 2005.

Net loss for the fourth quarter ended December 31, 2006 was $0.9 million, or $0.14 per share, compared to a net loss of $0.1 million, or $0.01 per share, in the prior year's fourth quarter. Included in the net loss for the quarter ended December 31, 2005 was a loss from discontinued operations of $0.3 million, net of tax, or $0.04 per share, related to the loss from the sale of its UK subsidiary, Dacon Electronics, Plc.

Net loss for the year ended December 31, 2006 was $5.6 million, or $0.81 per share, compared to a net loss of $4.1 million, or $0.71 per share, for the year ended December 31, 2005. Included in the net loss for the year ended December 31, 2005 was a loss from discontinued operations of $1.6 million, net of tax, or $0.26 per share, related to the loss from the sale of its UK subsidiary, Dacon Electronics, Plc.

Michael Mitchell, President and Chief Executive Officer, stated, "2006 was a year of alignment and refocusing for the Company, with the re-branding of the Company under the ThinkEngine Networks identity, integration of the November 2005 ThinkEngine acquisition, and changes in the management team. We plan to continue our focus on developing new next generation applications and expanding our customer base."

                           ThinkEngine Networks, Inc.
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                                      Dec. 31,    Dec. 31,
Assets                                                                  2006       2005(A)
                                                                      --------    --------
  Cash and marketable securities                                      $  2,764    $  8,120
  Accounts receivable, net                                               1,354       3,565
  Inventory, net                                                         1,439       2,245
  Other current assets                                                     270         137
                                                                      --------    --------
    Total current assets                                                 5,827      14,067
Officer loans                                                              444       2,029
Fixed assets, net                                                          970       1,208
Other assets                                                             3,515       3,901
                                                                      --------    --------
    Total assets                                                      $ 10,756    $ 21,205
                                                                      ========    ========

Liabilities and Stockholders' Equity
  Accounts payable and accrued expenses                               $  1,656    $  3,135
  Notes payable                                                              0         300
  Deferred revenue                                                         522       2,976
  Taxes payable                                                            450         405
                                                                      --------    --------
    Total current liabilities                                            2,628       6,816
Non-current liabilities                                                    980         374
Stockholders' equity                                                     7,148      14,015
                                                                      --------    --------
    Total liabilities and stockholders' equity                        $ 10,756    $ 21,205
                                                                      ========    ========

(A) December 31, 2005 amounts are derived from audited financial statements.

                           ThinkEngine Networks, Inc.
                       Condensed Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                               Three Months Ended      Twelve Months Ended
                                                   December 31,            December 31,

                                                2006        2005        2006        2005
                                              --------    --------    --------    --------
Revenue:
  Product                                     $  2,211    $  3,737    $  7,887    $  6,666
  Services                                         482         252       1,746       1,084
                                              --------    --------    --------    --------
    Total                                        2,693       3,989       9,633       7,750
Cost and expenses:
  Cost of revenues                               1,249       1,312       4,892       3,281
  Research and development                       1,092       1,626       5,171       3,895
  Selling, general and administrative            1,328         922       5,497       3,432
  Other (income)/expense, net                      (15)        (99)       (296)       (327)
                                              --------    --------    --------    --------
    Total                                        3,654       3,761      15,264      10,281
                                              --------    --------    --------    --------
Operating income (loss)                           (961)        228      (5,631)     (2,531)
Income taxes (benefit)                             (45)         15           0          60
                                              --------    --------    --------    --------
Income (loss) from continuing operations          (916)        213      (5,631)     (2,591)
Loss from discontinued operations                    0        (259)          0      (1,555)
Cumulative effect of change in accounting
principle, net of tax                                0           0          36           0
                                              --------    --------    --------    --------
Net loss                                         ($916)       ($46)    ($5,595)    ($4,146)
                                              ========    ========    ========    ========
Net income (loss) per share:
  Continuing operations                         ($0.14)      $0.03      ($0.82)     ($0.44)
                                              ========    ========    ========    ========
  Discontinued operations                                   ($0.04)                 ($0.26)
                                                          ========                ========
  Cumulative effect of change in
  accounting principle, net of tax                                       $0.01
                                                                      ========
  Net loss                                      ($0.14)     ($0.01)     ($0.81)     ($0.71)
                                              ========    ========    ========    ========
Weighted average common shares used in
 computing net income (loss):
  Basic                                          6,599       6,393       6,899       5,882
                                              ========    ========    ========    ========
  Diluted                                        6,599       7,024       6,899       5,882
                                              ========    ========    ========    ========

ABOUT THINKENGINE NETWORKS
ThinkEngine Networks is a leading provider of TDM and IP capable conferencing bridges and media servers. The VSR1000 includes both TDM and IP interfaces as standard equipment and is capable of processing 1000 simultaneous sessions in a compact 1U platform. The NEBS 3 certified platform has been deployed by customers to implement reservationless conferencing, prepaid calling, and IVR applications. The company's CX Series - Exchange Network Media Servers are a cost-effective and highly scalable family of carrier-class media server platforms, delivering advanced network media solutions in VoIP networks as well as in traditional AIN and TDM circuit switched and mixed network environments. ThinkEngine is a disruptive force in the marketplace - drastically reducing the cost of implementation while giving customers a migration path from TDM to VoIP.

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. ALL STATEMENTS CONTAINED HEREIN WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE CONTINUANCE OF REDUCED CAPITAL EXPENDITURES THROUGHOUT THE TELECOMMUNICATIONS MARKET, VARIABILITY OF SALES VOLUME FROM QUARTER TO QUARTER, PRODUCT DEMAND, MARKET ACCEPTANCE, LITIGATION, DEPENDENCE ON SIGNIFICANT CUSTOMERS, THIRD PARTY SUPPLIERS AND INTELLECTUAL PROPERTY RIGHTS, RISKS IN PRODUCT AND TECHNOLOGY DEVELOPMENT AND OTHER RISK FACTORS DETAILED IN THE COMPANY'S MOST RECENT FORM 10-K, AS AMENDED, AND OTHER SUBSEQUENT SECURITIES AND EXCHANGE COMMISSION FILINGS. THINKENGINE NETWORKS DOES NOT UNDERTAKE ANY DUTY TO UPDATE FORWARD-looking statements.

CONTACT: John Steinkrauss
Chief Financial Officer
ThinkEngine Networks, Inc.
jsteinkrauss@thinkengine.net
508-597-0452

Source: ThinkEngine Networks, Inc.

                                      # # #